Exhibit 99
May 10, 2021

Dear Shareholder,

FIRST QUARTER RESULTS
Our 2021 first quarter results continued the strong performance of 2020. In the first quarter of 2021, Orrstown Financial Services, Inc. (the “Company”) reported net income of $10.2 million, which represents diluted earnings per share of $0.92. Net interest income was solid as the Company continued to guide borrowers through the SBA Paycheck Protection Program (“PPP”) forgiveness process and undertook measures to stabilize margin in the low interest rate environment. Commercial loan balances contracted in the quarter as the result of many factors, but primarily the dedication of resources to actively participate in another round of PPP loan origination. In the first quarter of 2021, the Company originated another $174.2 million of PPP loans, net of deferred fees and costs. Expenses ticked down modestly on a linked-quarter basis, as cost cutting initiatives begun in 2020 continued to yield results. We also remain cautiously optimistic about our asset quality and believe that our conservative underwriting philosophy is the proper stance for long-term performance. Our ratio of non-performing, non-SBA loans to total non-SBA loans remains solid at 0.64%. Just as importantly, the balance of commercial loan deferrals as a result of COVID-19 fell from $18.2 million at December 31, 2020 to $7.5 million at March 31, 2021. These favorable credit metrics allowed the Company to reverse $1.0 million in provision expense in the first quarter of 2021.

DIVIDEND
In April 2021, the Board of Directors declared a cash dividend of $0.18 per common share, which represents a 5.9% increase over the dividend of $0.17 per share declared in the same prior year quarter. Though we cannot guarantee the amount of future dividend payments, we understand the importance of it to our shareholders, and the Company and Board are dedicated to defending the dividend. If you do not currently participate in our Dividend Reinvestment and Stock Purchase Plan (DRSPP), and wish to learn more, please contact the DRSPP administrator, Continental Stock Transfer & Trust, at 212-509-4000 or drp@continentalstock.com, for a prospectus.

COVID 19 IMPACTS
Our industry, our country, and the entire world have changed dramatically since March of 2020. COVID-19 upended the economy, and although the initial recovery was stronger than anticipated, we still have yet to reach pre-pandemic levels of employment and productivity. While the timing and trajectory of the recovery is unclear, what is certain is that the Company continues to proudly support the clients and communities in our market, while ensuring the safety of our employees through all appropriate measures. One sign of a return to normalcy is the Company’s decision to reopen all branch locations in the first quarter of 2021 and we look forward to even more of our associates returning to the office later this year. Our team continues to work diligently with clients and prospects to approve applications from this most recent release of PPP funds.

On behalf of the Board of Directors, our Leadership Team, and all who serve our clients on a daily basis, thank you for your support and continued long-term investment in Orrstown Financial Services, Inc. As we work on your behalf, we look forward to hearing from you. Should you have any questions or concerns please feel free to contact me, at 717-530-2602 or tquinn@orrstown.com, or Matthew Schultheis, CFA, Director of Investor Relations, at 717-510-7127 or ir@orrstown.com.

Sincerely,

Thomas R. Quinn, Jr.
President and Chief Executive Officer

About the Company

With $3.0 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Cumberland, Dauphin, Franklin, Lancaster, and Perry Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.

Cautionary Note Regarding Forward-looking Statements:

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost savings from our branch consolidation efforts. In additional to risks and uncertainties related to the COVID-19 pandemic and resulting governmental and societal responses, factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2020 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

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